SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 24, 2005

Western Sierra Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	000-25979	68-0390121
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California		95682
(Address of Principal Executive Offices)		(Zip Code)

(530) 677-5600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On June 24, 2005, Western Sierra Bancorp (“Western”) announced the termination of its merger agreement with Gold Country Financial Services, Inc. (“Gold”) under which Gold was to be merged with and into Western.

With the termination of the merger agreement, both Western and Gold have each agreed that in lieu of the liquidated damage provisions provided in the merger agreement, no damages are payable to either party in connection with the termination of the merger agreement.  In addition, each party has agreed to release the other party for any damages or costs.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Termination and Settlement Agreement
99.1	Press Release Dated June 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Western Sierra Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN SIERRA BANCORP

Date: June 27, 2005	By:	/s/ Gary D. Gall
Gary D. Gall
Chief Executive Officer